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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------


                                   FORM 8-K/A


                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 27, 1998
                        (Date of earliest event reported)


                        LANDAMERICA FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Virginia                       1-13990                  54-1589611
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

             6630 West Broad Street
               Richmond, Virginia                         23230
    (Address of Principal Executive Offices)           (Zip Code)


                                 (804) 281-6700
               Registrant's telephone number, including area code


                            Lawyers Title Corporation
                       (former Name or Former Address, if
                           Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits.

               Exhibit No.                        Description
               -----------                        -----------

                  2.1 Amended and Restated Stock Purchase Agreement, dated December 11, 1997, by and among the Registrant, Lawyers Insurance Corporation, Reliance Insurance Company and Reliance Group Holdings, Inc., incorporated by reference to Appendix A to the Registrant's definitive Proxy Statement for its Special Meeting of Shareholders to be held on February 27, 1998, filed with the Commission on January 29, 1998.

                 23.1             Consent of Deloitte & Touche LLP.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LANDAMERICA FINANCIAL GROUP, INC.



Dated:   April 14, 1998                 By: /s/ Charles H. Foster, Jr.
                                            ------------------------------------
                                            Charles H. Foster, Jr.
                                            Chairman and Chief Executive Officer



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                                INDEX TO EXHIBITS



Exhibit No.                              Description
-----------                              -----------

   2.1 Amended and Restated Stock Purchase Agreement, dated December 11, 1997, by and among the Registrant, Lawyers Insurance Corporation, Reliance Insurance Company and Reliance Group Holdings, Inc., incorporated by reference to Appendix A to the Registrant's definitive Proxy Statement for its Special Meeting of Shareholders to be held on February 27, 1998, filed with the Commission on January 29, 1998.

  23.1            Consent of Deloitte & Touche LLP.